UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 5, 2005

                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

            0-21626                                77-0336101
    (Commission File Number)            (I.R.S. Employer Identification No.)

                6024 Silver Creek Valley Road, San Jose, CA 95138
               (Address of Principal Executive Offices) (Zip Code)


                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)


         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01. Other Events.

On January 5, 2005, the registrant issued a press release revising fourth quarter 2004 revenue expectations. A copy of the registrant's press release is attached hereto as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

This Form 8-K, the information contained herein, and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission. The information contained herein and in the accompanying exhibits shall not be incorporated by reference to any filing of the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.


Item 9.01. Financial Statement and Exhibits

     (c)  Exhibits.


          Exhibit Number    Document
          --------------------------

               99.1         Press Release of Electroglas, Inc., dated January 5,
                            2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Electroglas, Inc.

Date: January 5, 2005                                By: /s/ Thomas E. Brunton
                                                         ---------------------
                                                         Chief Financial Officer